Pulaski Financial Corp.

Presented by:

Senior Management Team

Analyst Presentation

St. Louis

November 5, 2003

The View from 30,000 Feet…

William A. Donius

Chairman and CEO

Pulaski Financial Corp.

Safe Harbor

This document contains forward looking statements

concerning the future performance of Pulaski Financial,

which are subject to a number of factors including,

but not limited to the level of interest rates, consumer

spending, general economic conditions and political

changes both domestically and overseas.

Market Snapshot

Nasdaq:

PULB

Recent Price:

$15.37 (11/03/03)

12 Mos Range:

$10.22 - $15.76

TTM Revenues:

$25.0 million

TTM EPS:

$1.01

Price/earnings:

15.00

Dividend Per Share:

24 cents

Shares Outstanding:

$5.4 million

Estimated Float:

$4.8 million

Market Capitalization:

$85 million

FY 2003 Highlights

2003 YTD EPS jumps to $1.01 up 36%

ROE 16.35% from 13.24%

Non-interest income increases 60%

Net Interest Income increase 34%

Deposits increased $112M

Lowlight:  Net interest Margin
declined to 3.48% (19 bps)

Pulaski Financial Corp.

Bank Location

Current Branch

St. Louis City

St. Louis County

St. Charles County

Kansas
City

Jackson County

5

Years

Pulaski Financial Corp.

NI 5 Year CAGR – 28%

                                 19%   2000

55%   2001

       37%   2002

36%   2003

   EPS increases

Pulaski Financial
Corp.

45

45

33

39 42 34 32

Pulaski Financial
Corp.

Ages of the Senior Management team

Questions:

Where we were . . . . FY ’98

Where we are . . . . FY ’03

Who are we?

What happens next?

Where we were . . . FY End 1998

FISCAL YEAR 1998 DATA

(rounded to millions)

Asset size

193.2

Loan Portfolio

141.8

Deposits

156.2

Allowance to loan losses

0.8

Stockholders equity

25.2

Net interest margin

Retail banking fees

0.2

Mortgage Revenue

0.9

Net income

1.8

ROA

ROE

Book value/shares

$5.98

*

Share price

11.50%

*

Price/book

96.1%

*

* converted -post split

$

$

$

$

$

$

$

$

Where we are . . .

FISCAL YEAR 1998 vs. 2003 DATA

1998

2003

Asset size

193.2

$

401.00

$

Loan Portfolio

141.8

$

277.00

$

Deposits

156.2

$

313.00

$

Allowance to loan losses

0.8

$

1.38

$

Stockholders equity

25.2

$

36.38

$

Net interest margin

3.66%

3.48%

Retail banking fees

0.2

$

1.87

$

Mortgage Revenue

0.9

$

8.52

$

Net income

1.8

$

5.76

$

ROA

1.00%

1.38%

ROE

7.49%

16.35%

Book value/shares

$5.98

$6.70

Share price

$11.50*

$15.40

Price/book

96.1%*

230.00%

* converted -post split

1998 Shareholders

Pulaski Financial Corp.

Dec. 1998 – 100 shares @ $10

$1,000

Basis Adjustment – tax free dividend

$(419)

Basis Adjustment 2:1 stock split

Adjusted basis in stock of PULB

$ 580

Fair market value at 11/03/03 (closing bid $15.50)

$3,100

Price to Adjusted Basis

534%

1994 Shareholders

Pulaski Financial Corp.

May 1994 – 100 shares @ $10

$1,000

Exchanged 100 shares @ 1.6608

Basis Adjustment – tax free dividend

$(697)

Basis Adjustment 2:1 Stock Split

Adjusted basis in stock of PULB

$ 302

Fair market value at 11/03/03 (closing bid $15.50)

$5,146

Price to Adjusted Basis

1,703%

Net Income

$1.23

$1.89

$1.92

$1.85

$2.10

$1.20

$2.20

$3.15

$4.10

$5.80

$0.00

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

FY 1995

FY 1996

FY 1997

FY 1998

FY1999

FY 2000

FY 2001

FY 2002

FY 2003

Capital
Levels

8.28%

7.49%

4.52%

2.95%

5.76%

10.00%

13.24%

16.35%

0.00%

5.00%

10.00%

15.00%

20.00%

FY 1997

FY 1998

FY 1999

FY 2000

FY 2001

FY 2002

FY 2003

Return on Equity

-

Adjusted

Who are we?

Blend of Southwest

Airlines and Southwest

Bank

Blue Collar,

not Blue Blood

Pulaski Financial Corp.

What is our Strategy?

Focus on growth-oriented retail banking

Leverage mortgage lending strengths

Build core customer base

Further enhance operating efficiency

Mergers & acquisitions

Pulaski Financial Corp.

1

Pulaski Financial
Corp.

4

Retail Products

“Best in Class”

Mortgage Lending

1

$1.6B

$0–89M

2

Retail Focus-Free Checking

3

Pulaski Financial
Corp.

4

PULB: Traditional Thrift, Commercial
Bank or Best of Both?

Pulaski Financial Corp.

vs.

Construction + LAD

$12.50

4%

9%

1-4 Family Residential

$167.40

47%

27%

Multi-Family R/E

$4.20

1%

2%

Commercial R/E

$15.00

4%

29%

Commercial + Industrial

$0.00

0%

17%

Individuals

$4.10

1%

9%

Others

$0.257

0%

5%

Home Equity

$89.30

25%

3%

Loans Held for Sale

$61.10

17%

N/A

Energized Assets

$169.60

48%

33%

Total Loan Portfolio

$353.86

100%

100%

*Data for the Commercial Bank loan mix was derived from peer data contained in the 06/30/02 Uniform Bank Performance Report. The peer group included all insured commercial banks having assets between $300 million and $500 million with 3 or more banking offices.

*Commercial Bank

Thrift, Commercial Bank or Best of Both?

Non-Interest Income Trend

Ratio of Non-Interest Income to Income

Mortgage Loan
Originations

$166.46

$173.90

$212.68

$475.80

$875.10

$1,600.00

$0.00

$200.00

$400.00

$600.00

$800.00

$1,000.00

$1,200.00

$1,400.00

$1,600.00

FY 1998

FY 1999

FY 2000

FY 2001

FY 2002

FY 2003

PULB: Traditional Thrift, Commercial
Bank or Best of Both?

Conclusion:  Best of Both

Super Charged Thrift!!

Ranked #22 Fortune’s
FSB 100 America’s
Fastest Growing Small
Companies

What Happens Next?

Can we continue

to grow?

3 Tough Questions . . .

Pulaski Financial Corp.

1. What happens when the
    interest rate cycle turns?

1.

Grow loan portfolio –
Expand Interest Income

2.

Stay focused on
purchase market

3.

Expand origination
Base

4.

Incremental production
in K.C.

5.

Expand Commercial Lending
opportunity

Pulaski Financial Corp.

2.  Where will future earnings
     growth come from?

1.  Synergy Opportunities:

Secondary Marketing

Joint venture -Title Company

Appraisal Function

Consolidation Opportunities

2.  Expense Paydowns:

Retired FHLB advances

Dropped Retirement Defined Benefit Plan

Paid down ESOP

Pulaski Financial Corp.

3.

What are our Core Competencies
(Secret Sauce on top of strategy)

1.

Talent Acquisition

2.

Talent Motivation

3.

Collaborative Management Style

4.

Passion for what we do

5.

Performance Orientation – Analytics, P&L

6.

Winning Culture – Q2B, Fishing Focused & Fun

7.

Marketing Expertise

8.

Sales Focus

9.

Energetic Workforce

10.

Opportunistic for shareholders

Forecast for 2004……..

Another strong year!

 -  Portfolio Growth (Fewer Payments – More
   Originations)

-  Margin Expansion (Asset sensitive –
    20 bps  pick up

-  Interest Income Growth

-  Benefit from Cost Paydowns

-  Seize opportunities!

Mortgage Lending:
Profitable Growth
By Design

Chris Reichert,
Executive Vice President

Mortgage Lending:Profitable Growth By Design
Review of Our Model

Scale business – mortgage product has become commoditized

@ 90% of production is sold

Limited interest rate risk

Servicing is sold with loans

Limited prepayment risk

Portfolio Loans:  Less than 1 out of 10

Attractive yields

Minimal credit risk

Minimal interest rate risk (match funds)

Warehouse (loans held for sale) Profitability

Low, short term funding costs

Higher rate, long term assets

Limited interest rate risk

Review of Our Model

Efficient operation, service second to none!

Morale meetings

Non-producers are discriminated against at PULB

Focus upon top producers

Vendor Management – Improved Profit

PMI company transactions

Other vendors

Focus on Home Equity Line of Credit

Mortgage Lending:
Profitable Growth By Design

2001-2003:  Banner Years in
Home Lending

Fixed rates in the 5-6.5% range

Refinance booms – Twice per year

Mortgage Industry* 2001 + 42%
                               2002 + 24%
                               2003 (e) = 28%

Pulaski Production – Larger Increases

                                                         2001 + 162%

                                                         2002 + 31%

                                                         2003 (e) + 51%

Profitability has also increased

*Source:  Fannie Mae

Mortgage Lending:
A slower market

2004 Outlook – Industry *

-  Overall market down 55%

-  Refinances down to 27% of total
-  Profitability declines faster than
   production, due to slow fixed cost
   reductions

-  Prepayments to slow dramatically
-  Servicing values expand significantly

* Source:  Fannie Mae Estimates

Unique Model

+

Competitive Advantages

+

Strong Execution

+

Fragmented Market

+

Fragile Competitors

= Continued Performance

Our Winning Edge

2003 Data

St. Louis market leader:  #1 in resales by a
30%+ margin*

Average Loan Officer experience

Industry*:  < or = 2 years

PULB:      > 10 years

Average Loan Officer Production

Industry**:  < $15 million

PULB:       > $40 million

Mortgage Lending:
Continued Performance

*Source: RMS, Inc.

**Source:  Mortgage Bankers Association

Purchase Business Focus – less cyclical

Industry*:     67% refinance

PULB:          55% refinance

Relatively High ARM Concentration - Leads to
refinance activity even when rates are
not at record lows.

Industry*:  < 16%

PULB:  > 33%

Mortgage Lending:
Continued Performance

*Source:  Fannie Mae Estimates/Past 2 years

Talent Acquisition – A True Niche

Top producers in market (St. Louis & KC)

Matt Locke -  Senior Vice President – KC

Jerry Thompson – Senior Vice President – Credit and Operations
- Citimortgage Veteran
- Unique blend of credit sophistication and small
  company personnel management skills
- Surrounded by team of professionals

Mark Della Camera – Vice President – Loan Servicing/Secondary Marketing
- 20 year veteran of Delmar Financial
- CPA
- President – MBA – St. Louis

Phenomenal team has expanded our capacity, quality and improved our service.

Mortgage Lending:
Continued Performance

Operational costs have been reduced

35% staff reduction

O/T reduction, flex time program retains the top
performers

Resources directed to marketing, new business
development and service improvement

Mortgage Lending:
Continued Performance

-       Revenue/Loan Growth

-  Margin expansion with servicing values

-  Best execution model

-  Secondary marketing sophistication

-  PMI captive look-alike

-Title Company Opportunity

Balance Sheet Improvements

Stronger focus on portfolio lending

 -  A- Credits – slightly non-conforming

-  Construction Lending

-  Bridge / Purchase money seconds

Fewer prepayments

Retained portfolio growth

Margin expansion – B/S is asset sensitive as 1 yr CMT
and prime adjusting assets will re-price much faster than
liabilities

Therefore, margin growth on a larger portfolio creates
increased net interest income which is expected to offset
lossed gain on sale of refinances.

Competitive Advantages

Unique model

Sold loan/Retained loan methodology

Access to cheapest money to lend

Talent acquisition

Retention, including Equity Trust Plan

Sales and “get-it-done” culture

Gov’t (FHA/VA) lending core competency

Purchase & ARM business focus

Analytics

Progressive/Proactive management

and . . .

Competitive Advantages

HUMILITY

What Makes Us Different?
Our commitment to sales

Russell Pemberton, Vice President

Bret Mayberry, Vice President

Here's What We're Doing...

Internal Emphasis On Sales

External Marketing

Internal Emphasis On Sales

Sales Meetings

One meeting, 20 minutes each week

One nightly meeting per month (1 hour)

Focus on selling and sales ideas

Encourages Communication and Team Work!

Sales Board and Sales Tracking

# of products sold

# of referrals

New money deposits

Fosters Competition and Productivity: Afterall, it's
hard to measure progress if you don't write it
down!

Internal Emphasis On Sales

Incentives & Recognition

Employee of the Month

Strict criteria based on attendance,
participation and sales

Branch of the Month

Strict criteria based on overall branch
production

Money For Referrals: Pay For Performance

Various incentives ranging from $1 - $150

Referring products such as checking,
money market, HELOC and mortgages

Internal Emphasis On Sales

Product awareness badges

New product featured every month

Bottom Line: Changing our people from order takers
to sales people!!

Training our people to ask for the sale

Tellers are trained to fact find, listen, and refer

Personal bankers are trained to close the sale

This past year, we reached a total of 2,114 customer
referrals!  Up 60% from last year.

External Marketing

Direct Mail

Television Advertisements

Radio Advertisements

Guess What...IT'S WORKING!

Retail accounts we’ve already won over

Large Account Growth . . . How?

Direct Mail Targeting Local Customers

4 Color Professional Mail Piece

Television & Radio Advertising

Featuring Bill Donius asking for your business

Establishing Pulaski name recognition

Aired often throughout St. Louis area

Competition studies and analysis

Identify and offer new products

Employee Sales Training & Awareness

Checking Account Growth

Checking Account Growth . . . How?

A checking product for every need

HPCA - High Performance Checking Program

Tell-A-Friend

Free Gift

Rewards Club

Overdraft Privilege

NSF Frequency

Number Per Account

NSF Growth = Profit!

$22 Per NSF Item

$22 X 7.09 = $155.98 Per Account Annually

Promotes Customer Loyalty

Saves Customer Money

Usually returned items cost approx. $60

NSF Fee Net Income

Nearly 1,400% NSF Fee

Income Growth

Over $1.88 Million Dollars
Income For 2003!

And Still Increasing

All Money Market Accounts

Number of Accounts

Balances

6X Money Market

Balance Increase

Big Bertha Money Market

Radio Advertisement Saturation

Established Pulaski as a Leader

One of the highest rates in the area

President's Circle Membership

Rewards high balance customers

Here's more results!

We now have a greater customer base
to cross sell

Our people are motivated and rewarded

Productivity has increased

Selling is now the Pulaski way!

We continually focus on customer
satisfaction

Future Locations

Branch Expansion

           Strategic Growth Consultants –

Tom Huckfeldt

   - 20+ Years Experience

   - Assisted with over 350 sites nationwide

  2 new locations opened in 2003
   -  Spring 2003 – Opened O’Fallon, MO
      office

-  Fall 2003 – Purchased & opened
    Kansas City retail office

We say that our
greatest asset is the
potential of our people!

Most may say that their greatest asset is
their people...

Embracing Talent, Culture,
and Values

Lisa Simpson,

Senior Vice President

Human Resources

Embracing Talent
3 Strategic “People” Priorities

Fostering Teamwork

Recruiting, Retaining,and Promoting the
Very Best Talent

Incenting, Motivating, and Rewarding our
Superior Performers

Fostering Teamwork
“Q2B” and “FISH!”

“Quest to Be the Best” Performing Small
Bank in the Country

FISH!

Choose Your Attitude

Make Their Day

Be Present

Play

Recruit, Retain, and Promote

Retaining GREAT Employees in a GREAT
company

+

Growth and Promotion – 57 Employees Received
Promotions (21% of Workforce)

=

Successful Recruitment Efforts

Excellence refers Excellence!

Incent, Motivate, and Reward

Employees enjoy…

Mini-Vacation Contests

Monthly Morale Meetings

Branch of the Month Awards

The Pulaski Cup Trophy

Employee of the Month

Pulaski Stars

Quarterly Scorecard Bonuses

Incent, Motivate, and Reward continued

And…

New Hire Coffee Socials with the CEO

Informal Donuts & Coffee with the CEO

Luncheons and Events for Successful Months

“Jeans” Days for Special Occasions/Incentives

Social and Morale Committee

Incredible Quarterly FISH Rallies

The “Quest to Be the Best” Challenge

Embracing Culture

Dignity and Respect

Integrity and Honesty

Open Communications – Encouragement to
Share Ideas and Opinions

Diversity

CEO and Executive Team that know and take
interest in employees

Embracing Values

Quality is Critical

Teamwork is Essential

We Act with Accountability and
Integrity

Fun Improves the Workplace

Kansas City Loan Production
Home Equity Lending

Matthew A. Locke

Senior Vice President

Kansas City Overview

History and timeline

Staff

Office expansion

Business philosophy

Kansas City Production

1st Year Volume = $248 Million

1st Year Units = 1426

Profitable in 2nd quarter of operation

Recent Data

          -  4th highest market share – resale mortgage loans

   -  7th highest market share – overall mortgage loans
   (including refinances)

   -  6th highest market share – Home Equity Loans

Source:  RMS, Inc.

Sales Team

Focus on purchase business

Doubled sales staff in past six months

Real estate agent seminars

What’s Next?

Construction lending

Loan officer recruiting

Untapped markets in area

Name recognition in marketplace

Home Equity Lending

Keep relationship with customer

Limits interest rate risk

Prime adjusting Product

Very profitable product

Secondary market demand

Home Equity Growth

Home Equity Pipeline

Success of Home Equity Lending

Superior Product

Piggyback process

Limited origination costs

Home equity sales people

Sales culture of entire staff

No costs to mortgage loan customers

Attractive utilization rates

Financial Review

Ramsey Hamadi

Chief Financial Officer

Value-Added Modeling

Every Strategic Decision will be planned

Risks and Rewards are measured in EPS

Ongoing Analysis through P&L statements

Timely Data is essential in the decision process

Share Profits – Reduces Inefficiency

Thank You!